UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 20, 2011

BERKSHIRE HILLS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51584	04-3510455
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(413) 443-5601

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

A Special Meeting of Stockholders of Berkshire Hills Bancorp, Inc. (the “Company”) was held on June 20, 2011 (the “Special Meeting”). The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s final Proxy Statement/Prospectus filed pursuant to Rule 424(b)(3) with the Securities and Exchange Commission on May 13, 2011. The final results of the stockholder votes are as follows:

Proposal 1 – To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of December 21, 2010, by and between Berkshire Hills Bancorp, Inc. and Legacy Bancorp, Inc., and thereby to approve the transactions contemplated by the merger agreement, including the merger of Legacy Bancorp, Inc. with and into Berkshire Hills Bancorp, Inc.
The stockholders approved the Agreement and Plan of Merger as follows:

For	%	Against	%	Abstain	%	Broker non-votes	%

13,252,346	79.0	171,532	1.0	43,248	0.3	1,750,551	10.4

Proposal 2 – To approve the amendment to Berkshire Hills Bancorp, Inc.’s Certificate of Incorporation to increase the number of shares of common stock that it is authorized to issue from 26 million to 50 million.
The stockholders approved the amendment to the Certificate of Incorporation as follows:

For	%	Against	%	Abstain	%	Broker non-votes	%

14,719,090	87.7	438,410	2.6	60,177	0.4	—	—

Proposal 3 – To approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger.
The stockholders approved the proposal as follows:

For	%	Against	%	Abstain	%	Broker non-votes	%

14,118,691	92.8	1,028,181	6.8	70,805	0.5	—	—

Item 8.01                      Other Events

Berkshire Hills Bancorp, Inc. and Legacy Bancorp, Inc. issued a joint press release in conjunction with each company’s Special Meeting of Stockholders on June 20, 2011.  A copy of the press release is attached as Exhibit 99.1 to this report

Item 9.01.                      Financial Statements and Exhibits

(a)		Financial Statements of Business Acquired. Not Applicable.

(b)		Pro Forma Financial Information. Not Applicable.

(c)		Shell Company Transactions. Not Applicable.

(d)		Exhibits.

	Exhibit No.	Description
	99.1	Joint Press Release issued in conjunction with the Special Meetings of Stockholders of Berkshire Hills Bancorp, Inc. and Legacy Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.
DATE: June 20, 2011	By:	/s/ Kevin P. Riley
Kevin P. Riley
Executive Vice President and Chief Financial Officer